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                                  EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 2-73997, 2-75629, 2-78133, 2-80841,
2-89659, 33-19952, 33-24595, 33-41602, 333-41343, and 333-63709) of SEI
Investments Company of our report dated January 29, 2003 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania,
   March 25, 2003